UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 15, 2023
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Tri Pointe Homes, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-35796	61-1763235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Southwood Blvd, Suite 200
Incline Village, Nevada 89451
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (775) 413-1030
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events
On September 15, 2023, Tri Pointe Homes, Inc., a Delaware corporation (the “Company”), exercised its right to purchase the minority equity interest in Tri Pointe Connect, LLC (“TPC”), a joint venture with loanDepot.com, LLC that acts as a preferred mortgage broker to the Company’s homebuyers, in accordance with the terms of the operating agreement of the joint venture. The Company anticipates that the effective date of such purchase will occur on or about February 1, 2024, at which point TPC will become a wholly owned indirect subsidiary of the Company and commence operations as a mortgage lender, including engaging in loan origination and other related activities.

Forward-Looking Statements

The Company’s public communications and SEC filings may contain statements related to future, not past, events. These forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “would,” or other words that convey the uncertainty of future events or outcomes. These forward-looking statements may include, but are not limited to, statements regarding the Company’s strategy, projections and estimates concerning the timing and success of specific projects and the Company’s future production, land and lot sales, the outcome of legal proceedings, the anticipated impact of natural disasters or contagious diseases on its operations, operational and financial results, including its estimates for growth, financial condition, sales prices, prospects and capital spending. The major risks and uncertainties—and assumptions that are made—that affect the Company’s business and may cause actual results to differ from these forward-looking statements include, but are not limited to: the effects of general economic conditions, including employment rates, housing starts, interest rate levels, home affordability, inflation, consumer sentiment, availability of financing for home mortgages and strength of the U.S. dollar; market demand for the Company’s products, which is related to the strength of the various U.S. business segments and U.S. and international economic conditions; the availability of desirable and reasonably priced land and the Company’s ability to control, purchase, hold and develop such parcels; access to adequate capital on acceptable terms; geographic concentration of the Company’s operations; levels of competition; the successful execution of the Company’s internal performance plans, including restructuring and cost reduction initiatives; the prices and availability of supply chain inputs, including raw materials, labor and home components; oil and other energy prices; the effects of U.S. trade policies, including the imposition of tariffs and duties on homebuilding products and retaliatory measures taken by other countries; the effects of weather, including the occurrence of drought conditions in parts of the western United States; the risk of loss from earthquakes, volcanoes, fires, floods, droughts, windstorms, hurricanes, pest infestations and other natural disasters, and the risk of delays, reduced consumer demand, and shortages and price increases in labor or materials associated with such natural disasters; the risk of loss from acts of war, terrorism, civil unrest or public health emergencies, including outbreaks of contagious disease, such as COVID-19; transportation costs; federal and state tax policies; the effects of land use, environment and other governmental laws and regulations; legal proceedings or disputes and the adequacy of reserves; risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; changes in accounting principles; risks related to unauthorized access to the Company’s computer systems, theft of the Company’s homebuyers’ confidential information or other forms of cyber-attack; and the other factors that are described in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 21, 2023, and under Part II, Item 1A, of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed with the SEC on July 27, 2023, as such descriptions may be updated or amended in any future reports the Company files with the SEC. These or other uncertainties may cause the Company’s actual future results to be materially different than those expressed in its forward-looking statements. Forward-looking statements speak only as of the date they were made, and the Company does not undertake to update them.

Item 9.01     Financial Statements and Exhibits

(d)Exhibits
104           Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tri Pointe Homes, Inc.

Date: September 18, 2023	By:	/s/ Glenn J. Keeler
Glenn J. Keeler, Chief Financial Officer

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